                                                                  EXHIBIT 24



                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Dr. H. Jurgen Biangardi, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze, Helene F. Hennelly, and Ludger H. Viefhues, or any of them, severally, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf and on the name and behalf of the Company every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person or the Company might or could do by a properly authorized agent.

     Witness my hand this 21st day of February, 1997.


                                            /s/ H. J. Biangardi
                                            -----------------------------------
                                            Dr. H. Jurgen Biangardi

                                                                 EXHIBIT 24


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Mr. Armin-Peter Bode, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze, Helene F. Hennelly, and Ludger H. Viefhues, or any of them, severally, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf and on the name and behalf of the Company every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person or the Company might or could do by a properly authorized agent.

     Witness my hand this 25th day of February, 1997.


                                            /s/ Armin-Peter Bode
                                            -----------------------------------
                                            Mr. Armin-Peter Bode

                                                                 EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Mr. Willem D. Maris, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze, Helene F. Hennelly, and Ludger H. Viefhues, or any of them, severally, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf and on the name and behalf of the Company every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person or the Company might or could do by a properly authorized agent.

     Witness my hand this 27th day of February, 1997.


                                            /s/ Willem D. Maris
                                            -----------------------------------
                                            Mr. Willem D. Maris

                                                                  EXHIBIT 24


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Dr. Alfred Oberholz, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze, Helene F. Hennelly, and Ludger H. Viefhues, or any of them, severally, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf and on the name and behalf of the Company every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person or the Company might or could do by a properly authorized agent.

     Witness my hand this 13th day of March, 1997.


                                            /s/ Alfred Oberholz
                                            -----------------------------------
                                            Dr. Alfred Oberholz

                                                                 EXHIBIT 24


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Mr. Paul T. O'Brien, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze, Helene F. Hennelly, and Ludger H. Viefhues, or any of them, severally, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf and on the name and behalf of the Company every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person or the Company might or could do by a properly authorized agent.

     Witness my hand this 21st day of February, 1997.


                                            /s/ Paul T. O'Brien
                                            -----------------------------------
                                            Mr. Paul T. O'Brien

                                                                  EXHIBIT 24


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Ambassador Michael B. Smith, Director of MEMC Electronic Materials, Inc. (the "Company"), a Delaware corporation, hereby constitute and appoint James M. Stolze, Helene F. Hennelly, and Ludger H. Viefhues, or any of them, severally, my true and lawful attorney or attorneys and agent or agents with full power of substitution and resubstitution to sign in my name, place and stead the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and documents and exhibits in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in my name and on my behalf and on the name and behalf of the Company every act whatsoever which said attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as I might or could do in person or the Company might or could do by a properly authorized agent.

     Witness my hand this 21st day of February, 1997.


                                            /s/ Michael B. Smith
                                            -----------------------------------
                                            Ambassador Michael B. Smith